UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2015

SeaWorld Entertainment, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9205 South Park Center Loop, Suite 400 Orlando, Florida	32819
(Address of Principal Executive Offices)	(Zip Code)

(407) 226-5011

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e– 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2015, James M. Heaney gave notice of his resignation as Chief Financial Officer of SeaWorld Entertainment, Inc. (the “Company”) and as an officer and/or director of the Company’s subsidiaries, effective as of June 1, 2015. Mr. Heaney will remain as an employee of the Company through June 19, 2015, to assist in the transition to the interim Chief Financial Officer. There is no dispute between Mr. Heaney and the Company on any financial reporting matters, compliance or otherwise.

On May 26, 2015, the Board of Directors of the Company appointed Marc G. Swanson, currently the Company’s Chief Accounting Officer, to serve as interim Chief Financial Officer of the Company, effective as of June 1, 2015. Mr. Swanson will continue to serve as the Chief Accounting Officer of the Company. Mr. Swanson, age 44, has been the Company’s Chief Accounting Officer since 2012. Prior to that, Mr. Swanson served as Vice President Performance Management and Corporate Controller of SeaWorld Parks & Entertainment from 2011 to 2012, the Corporate Controller of Busch Entertainment Corporation from 2008 to 2011 and the Vice President of Finance of Sesame Place from 2004 to 2008. He is a member of the board of directors of the SeaWorld & Busch Gardens Conservation Fund and the board of trustees of the Orlando Science Center. Mr. Swanson holds a bachelor’s degree in accounting from Purdue University and a master’s degree in business administration from DePaul University, and is a Certified Public Accountant. At this time, the Company has not entered into any new material contracts, plans or arrangements with Mr. Swanson or amended any material contract, plan or arrangement with Mr. Swanson. The Company has engaged a leading executive search firm to conduct a comprehensive search process to identify a permanent Chief Financial Officer of the Company.

The selection of Mr. Swanson to serve as interim Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Swanson and any director or executive officer of the Company, and there are no transactions between Mr. Swanson and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure

On May 26, 2015, the Company issued a press release announcing the resignation of Mr. Heaney and the appointment of Mr. Swanson as the interim Chief Financial Officer. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The exhibit listed on the Exhibit Index accompanying this Current Report on Form 8-K is filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: May 26, 2015	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal and Corporate Affairs Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit no.	Description

Exhibit 99.1	Press release dated May 26, 2015.